SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

August 15, 2012 (August 14, 2012)

DYNEGY INC.

DYNEGY HOLDINGS, LLC

(Exact name of registrant as specified in its charter)

Delaware Delaware	001-33443 000-29311	20-5653152 94-3248415
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 Travis, Suite 1400, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 507-6400

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events.

As previously disclosed, on November 7, 2011, Dynegy Holdings, LLC (“DH”) and four of its wholly-owned subsidiaries, Dynegy Northeast Generation, Inc., Hudson Power, L.L.C., Dynegy Danskammer, L.L.C. and Dynegy Roseton, L.L.C., filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York, Poughkeepsie Division (the “Bankruptcy Court”), thereby commencing cases (the “DH Chapter 11 Cases”) that are being jointly administered under case no. 11-38111.  As also previously disclosed, on June 18, 2012, DH filed with the Bankruptcy Court a Modified Third Amended Chapter 11 Plan of Reorganization (the “Plan”) for DH proposed by DH and Dynegy Inc. (“Dynegy”, and, together with DH, the “Plan Debtors”) and a related disclosure statement (the “Disclosure Statement”). On July 3, 2012, the Bankruptcy Court entered an order approving the Disclosure Statement in the DH Chapter 11 Cases.  As also previously disclosed, on July 6, 2012, Dynegy filed a voluntary petition for relief under Chapter 11 of the Bankruptcy Code in the Bankruptcy Court, thereby commencing a case (the “Dynegy Chapter 11 Case”) that is being administered under case no. 12-36728. On July 10, 2012, the Bankruptcy Court approved the Disclosure Statement in the Dynegy Chapter 11 Case. The orders approving the Disclosure Statement in the DH Chapter 11 Cases and the Dynegy Chapter 11 Case allowed Dynegy and DH to modify the Plan and the Disclosure Statement such that they constitute a plan of reorganization and disclosure statement for both DH and Dynegy, each as debtors thereunder, and to modify the Plan solicitation materials such that they reflect the commencement of the Dynegy Chapter 11 Case, and allowed Dynegy and DH to begin soliciting creditor votes on the Plan.

The Plan Debtors made the permitted modifications to the Plan (as amended, the “Joint Plan”) and Disclosure Statement (as amended, the “Joint Disclosure Statement”), and on July 12, 2012, the Plan Debtors filed the Joint Plan and Joint Disclosure Statement with the Bankruptcy Court in their respective Chapter 11 Cases.  The deadline for voting on and for objecting to the Joint Plan is August 24, 2012. The Joint Plan is subject to confirmation by the Bankruptcy Court and the confirmation hearing is scheduled for September 5, 2012.

As set forth in the Joint Plan, the Plan Debtors filed with the Bankruptcy Court the forms of certain documents (the “Plan Documents”), copies of which are attached hereto as Exhibits 99.1 through 99.8. These forms of the Plan Documents were filed with the Bankruptcy Court on August 14, 2012. Copies of the Plan Documents are also publicly available and may be accessed free of charge at the websites maintained by the Plan Debtors’ claims agent at http://dm.epiq11.com/DHL or http://dm.epiq11.com/DYI.  The information set forth on the foregoing websites shall not be deemed to be part of or incorporated by reference into this Form 8-K.

The Plan Debtors recommend that holders of claims refer to the limitations and qualifications included in the Joint Plan and the Joint Disclosure Statement, as applicable, with respect to the information contained therein.  Information contained in the Joint Plan and the Joint Disclosure Statement is subject to change, whether as a result of further amendments to the Joint Plan, actions of the Bankruptcy Court, or otherwise.

The Plan Documents shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, are not otherwise subject to the liabilities of that section, and are not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01               Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Document

99.1	Form of Registration Rights Agreement, as filed August 14, 2012.
99.2	Form of By-Laws of Reorganized Dynegy, as filed August 14, 2012.
99.3	Form of Certificate of Incorporation of Reorganized Dynegy, as filed August 14, 2012.
99.4	Form of Merger Agreement and Certificate of Merger, as filed August 14, 2012.
99.5	Form of Warrant Agreement, as filed August 14, 2012.
99.6	Form of Long Term Management Incentive Plan, as filed August 14, 2012.
99.7	Schedule of Assumed and Assigned Executory Contracts and Unexpired Leases, as filed August 14, 2012.
99.8	Information Regarding Selection of New Board of Directors of Reorganized Dynegy, as filed August 14, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNEGY INC.
(Registrant)

Dated: August 15, 2012	By:	/s/ Catherine B. Callaway
	Name:	Catherine B. Callaway
	Title:	Executive Vice President, Chief Compliance Officer & General Counsel

DYNEGY HOLDINGS, LLC
(Registrant)

Dated: August 15, 2012	By:	/s/ Catherine B. Callaway
	Name:	Catherine B. Callaway
	Title:	Executive Vice President, Chief Compliance Officer & General Counsel

EXHIBIT INDEX

Exhibit No.	Document

99.1	Form of Registration Rights Agreement, as filed August 14, 2012.
99.2	Form of By-Laws of Reorganized Dynegy, as filed August 14, 2012.
99.3	Form of Certificate of Incorporation of Reorganized Dynegy, as filed August 14, 2012.
99.4	Form of Merger Agreement and Certificate of Merger, as filed August 14, 2012.
99.5	Form of Warrant Agreement, as filed August 14, 2012.
99.6	Form of Long Term Management Incentive Plan, as filed August 14, 2012.
99.7	Form of Schedule of Assumed and Assigned Executory Contracts and Unexpired Leases, as filed August 14, 2012.
99.8	Information Regarding Selection of New Board of Directors of Reorganized Dynegy, as filed August 14, 2012.